EXHIBIT 10(c): Sublease Agreement










                       SUBLEASE AGREEMENT

THIS SUBLEASE AGREEMENT ("Sublease") is made and entered into effective as of the 8th day of March, 2002 (the "Effective Date"), by and between TBA ENTERTAINMENT GROUP PHOENIX, INC., an Arizona corporation ("Sublessor"), and iWizard Holding, Inc., a Nevada corporation ("Sublessee").

                           WITNESSETH

     WHEREAS, The Clayton Companies ("Landlord"), as landlord, and Sublessor, as tenant, heretofore made and entered into that certain Office Lease Agreement dated July 30, 2001 (said Office Lease agreement, together with all amendments thereto, if any, being hereinafter referred to as the ("Primary Lease"), which Primary Lease provides for the lease and demise by Landlord to Sublessor of those certain premises (the "Premises") more particularly described in the Primary Lease, but which are generally described as comprising approximately 3,673 square feet (including 5.7% load factor) of space in the office building commonly known and referred to as the McNight Building (the "Building") located at 4021 N. 75th Street, Scottsdale, Arizona 85251; and
     WHEREAS, a true and correct copy of the Primary Lease (with confidential portions redacted) is attached hereto as Exhibit "A" and made a part hereof for all purposes; and
     WHEREAS, Sublessor desires to sublease to Sublessee the entire Premises, and Sublessee desires to accept and sublease the same, all upon and subject to the terms and conditions set forth hereinbelow.
     NOW, THEREFORE, for and in consideration of the above and foregoing premises and in consideration of the mutual terms, conditions, covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which consideration is hereby acknowledged by each of the parties hereto, Sublessor and Sublessee do hereby agree as follows:

     1. Demise and Description of Property. Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, upon and subject to the terms, limitations and conditions set forth herein and in the Primary Lease, the Premises.

     2.   Term; Surrender.

          A. Term. The term ("Term") of this Sublease is approximately 55 and 1/2 months, commencing on March 15, 2002 (subject to the conditions set forth below) (the
     "Sublease  Commencement  Date") and  ending  at  11:59  p.m.
     (Scottsdale, Arizona time) on October 31, 2006 (the "Expiration Date"), or at such earlier date as this Sublease may be terminated pursuant to the terms of this Sublease; provided, however, this Sublease shall automatically terminate upon the expiration or termination for any reason of the Primary Lease.
     If Sublessor is unable to deliver possession of the Premises to Sublessee on or before the Sublease Commencement Date, Sublessor shall not be subject to any liability for its failure to do so, and such failure shall not affect the validity of this Sublease or the obligations of Sublessee under this Sublease, but the Sublease Term shall commence on the date on which Sublessor delivers possession of the Premises to Sublessee; provided, however, if the Premises are not delivered to Sublessee within ninety (90) days of the scheduled Sublease Commencement Date, then Sublessee shall have the right to terminate this Sublease by delivery of written notice of such election to Sublessor at any time prior to delivery of the Premises to Sublessee, and there shall be no further liability to Sublessee or Sublessor hereunder from and after such termination except as is otherwise expressly set forth herein.

          B. End of Term. Upon the expiration or termination of this Sublease, Sublessee must: (i) surrender to Sublessor any keys, electronic ID cards, and other access devices to the Premises at the place then fixed hereunder for payment of rent and other charges hereunder to Sublessor; (ii) remove all of Sublessee's trade fixtures and other personal property from the Premises; (iii) surrender the Premises in "broom clean" condition and in compliance with the terms and conditions of the Primary Lease pertaining to surrender of the Premises; (iv) except for reasonable wear and teat resulting from normal use, surrender the Premises and fixtures in the same condition in which Sublessee received them; and (v) deliver the Premises to Sublessor free and clear of any and all hazardous materials and substances so that the condition of the Premises conforms at such time with all applicable environmental laws, ordinances, rules and regulations.

     3. Sublease Rent. For the Term of this Sublease, Sublessee shall pay to Sublessor as base rent (the "Sublease Rent") for the Premises the following:

Lease Period March 15 - 31, 2002                  $2,448.66

Remainder of Lease Year One
  (through October 31, 2002)   $58,768.00/yr.     $4,897.33/mo.

Lease  Year  Two
  (11/1/02 through  10/31/03)  $89,988.50/yr.     $7,499.04/mo.

Lease  Year  Three
  (11/1/03 through  10/31/04)  $91,825.00/yr.     $7,652.08/nto.

Lease  Year  Four
  (11/1/04 through  10/31/05)  $93,661.50/yr.     $7,805.13/mo.

Lease  Year  Five
  (11/1/05 through  10/31/06)  $95,498.00/yr.     $7,958.17/mo

The Sublease Rent shall be paid in advance at least five (5) days prior to the first day of each calendar month during the Term, commencing on the Sublease Commencement Date; provided, however, that the Sublease Rent for the first month of the Term shall be payable by Sublessee to Sublessor upon the Effective Date of this Sublease. The Sublease Rent shall be paid to Sublessor at Sublessee's address as provided on the signature page of this Sublease or to such other person or at such other address as Sublessor may from time to time designate in writing. Sublessor may, at its option, bill Sublessee for Sublease Rent, but no delay or failure by Sublessor in providing such a bill shall relieve Sublessee from the obligation to pay the Sublease Rent on the first day of each month as provided herein. All payments shall be in the form of a check unless otherwise agreed by Sublessor, provided that payment by check shall not be deemed made if the check is not duly honored with good funds; provided, further, that if any such check is ever returned for lack of sufficient funds or is otherwise not duly honored with good funds, then Sublessor may



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thereafter  require,  upon written notice thereof  to  Sublessee, that all future payments of Rent or other charges under this Sublease be made in cash or cash equivalent mode. In addition to the Rent and any other sums or amounts required to be paid by Sublessee to Sublessor pursuant to this Sublease, Sublessee shall also pay to Sublessor, concurrently with the payments of said Rent or other charges, the amount of any applicable sales, use or excise tax, rent tax or other tax with respect thereto (other than any general income tax payable by Sublessor with respect thereto) as the same may be levied, imposed or assessed by any federal, state, county or municipal government entity or agency. If the Term of this Sublease commences or ends at any time other than the first day of a calendar year, then Sublease Rent shall be prorated for such year according to the number of days of the Term in such year.

     4. Additional Rent. In addition to the Sublease Rent provided in Paragraph 3 hereof, Sublessee shall also reimburse to Sublessor all "Project Expenses" and "Parking Charges" (as provided in Article VI of the Primary Lease) payable by Sublessor pursuant to the Primary Lease. Sublease Rent, Project Expenses, and Parking Charges are sometimes collectively referred to in this Sublease as "Rent." All Rent shall be paid without notice, demand, abatement, deduction or setoff, except as otherwise expressly provided in this Sublease.

     5. Security Deposit. Contemporaneously with the delivery by Sublessee to Sublessor of this Sublease, Sublessee shall deliver to Lessor a cash security deposit in the amount of $4,897.33 (the "Security Deposit"). The Security Deposit shall be held by Lessor, without liability for interest, as security for the performance by Sublessee of Sublessee's covenants and obligations under this Sublease, it being expressly understood that the Security Deposit shall not be considered an advance payment of Rent or a measure of Sublessee's liability for damages in the event of a default by Sublessee Lessor may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearages of Rent or to satisfy any other covenant or obligation of Sublessee hereunder. Following any such application of the Security Deposit, Sublessee shall pay to Lessor on demand the amount so applied in order to restore the Security Deposit to its original amount. If Sublessee is not in default at the termination of this Sublease, the balance of the Security Deposit remaining after any such application shall be returned by Lessor to Sublessee within thirty (30) days following the termination of this Sublease. If Lessor transfers its interest in the Lease, Lessor may assign the Security Deposit to the transferee and upon assumption by such transferee of liability for the Security Deposit, Lessor shall have no further liability for the return of such Security Deposit.

     6.   Acceptance and Use off the Premises.

          A. Acceptance of Premises. Sublessee accepts the Premises in its present, "AS-IS, WHERE IS" condition and with all faults. By occupying the Premises, Sublessee: (a) acknowledges that Sublessee has had full opportunity to examine the Premises and is fully informed, independently of Sublessor or any employee, agent, representative, shareholder, officer or director of Sublessor, as to the character, construction and structure of the Premises; (b) acknowledges that neither Sublessor nor any of Sublessee's employees, agents, representatives, shareholders, officers or directors, has made any representations, warranties or promises with respect to the Premises, including without limitation any representation or warranty as to fitness thereof for any purpose; (c) accepts the Premises in an "AS-IS, WHERE



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     IS" condition and acknowledges that the Premises comply with all requirements imposed upon Sublessor under this Sublease; and (d) acknowledges and agrees that the Premises are subject to the limitations, encumbrances, and other matters described in the Primary Lease. TO THE EXTENT ALLOWED BY
     LAW,  SUBLESSEE  HEREBY  WAIVES  ANY  AND  ALL  RIGHTS   AND
     PROTECTIONS WHICH MIGHT OTHERWISE BE AFFORDED SUBLESSEE AT LAW OR OTHERWISE CONCERNING HABITABILITY OR SUITABILITY OF THE PREMISES OR THE CONDITION OF THE PREMISES (INCLUDING ANY BUILDINGS OR IMPROVEMENTS).

          B. Maintenance of Premises. Sublessee shall maintain the Premises in good condition and repair and in all respects in compliance with all obligations of Sublessor as tenant under the Primary Lease.

          C. Use of Premises. The Premises shall be used by Sublessee only for the uses and purposes permitted under the Primary Lease and for no other use or purpose.

          D. Ownership of Improvements. Sublessee hereby acknowledges and agrees that Sublessor shall be and remain the owner of all improvements constructed upon the Premises, as the same may be altered, expanded and/or improved from time to time, during the term of this Sublease and thereafter (subject only to the terms of the Primary Lease). Sublessor shall retain and have all rights to depreciation deductions and tax credits arising from Sublessor's ownership of the Improvements. Upon expiration or earlier termination of this Sublease, Sublessee shall have no further rights with respect to the improvements or interest therein.

     7.   Additional Agreements and Covenants.

          A. Obligations Under Primary Lease. Sublessee hereby assumes and agrees to perform all obligations of Sublessor as tenant under the Primary Lease relating to the Premises, and Sublessee agrees to abide by and comply with all of the provisions of the Primary Lease during the term of this Sublease, except that: (i) the payment off rent and other charges by Sublessee shall be supplemented by the provisions of Paragraphs 3 and 4 of this Sublease; (ii) Sublessee shall have no option to renew or extend the term hereof
     (notwithstanding the availability of any renewal or extension options under the Primary Lease), and (iii) the following provisions of the Primary Lease shall not be applicable to Sublessee: Sections 1.02, 2.01 through 2.08, 3.02, 3.03, and 7.14, and Exhibit "B". Sublessee hereby acknowledges that Sublessee has read and is familiar with the terms and conditions of the Primary Lease, and Sublessee further hereby acknowledges and agrees that (a) this Sublease is and shall be and remain expressly subject to all of the terms and conditions off the Primary Lease, and (b) except as otherwise specifically set forth in this Sublease, Sublessor expressly retains and reserves all rights and benefits applicable to Sublessor as tenant under the Primary Lease,

          B. Incorporation of Primary Lease. Except as specifically excluded from application to Sublessee pursuant to Paragraph 7A hereinabove, the provisions of the Primary Lease, to the extent that they do not conflict with specific provisions contained in this Sublease, are fully incorporated into this Sublease. In the event of any conflict between the provisions of the Primary Lease and the provisions contained in this Sublease, the provisions of this Sublease shall be controlling. Sublessee hereby agrees to be bound to Sublessor by, and to comply with



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     all of the terms and conditions of, the Primary Lease and to assume toward Sublessor and perform all of the covenants, obligations and responsibilities that Sublessor by the Primary Lease assumes toward the Landlord. SUBLESSEE HEREBY AGREES TO INDEMNIFY, DEFEND (WITH COUNSEL APPROVED IN
     ADVANCE   IN   WRITING  BY  SUBLESSOR)  AND  HOLD   HARMLESS
     SUBLESSOR, AND SUBLESSER'S AGENTS, FROM AND AGAINST ANY AND ALL CLAIMS, LIABILITY, CAUSES OF ACTION, LOSS, DAMAGES, COSTS AND EXPENSES ARISING FROM (i) ANY BREACH, VIOLATION OR NON-PERFORMANCE BY SUBLESSEE OF ANY OF THE TERMS AND PROVISIONS OF THE PRIMARY LEASE OR THIS SUBLEASE, OR ARISING UNDER THE PRIMARY LEASE, OR RESULTING FROM SUBLESSEE'S USE OR OCCUPANCY OF THE PREMISES, OR (ii) ANY PERSONAL OR BODILY INJURY TO PERSONS OR DAMAGE TO PROPERTY TO THE EXTENT THAT SUCH DAMAGE OR INJURY WAS CAUSED, EITHER PROXIMATELY OR REMOTELY, BY ANY ACT OR OMISSION, WHETHER NEGLIGENT OR NOT,
     OF   SUBLESSEE  OR  ANY  OF  SUBLESSEE'S  AGENTS,  SERVANTS,
     EMPLOYEES, CONTRACTORS, CUSTOMERS, GUESTS, OR INVITEES OR OF ANY OTHER PERSON ENTERING ONTO THE PREMISES UNDER OR WITH THE EXPRESS OR IMPLIED INVITATION OF SUBLESSEE. SUBLESSEE'S OBLIGATIONS OF INDEMNIFICATION PURSUANT TO THIS SECTION 7(B) SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS SUBLEASE.

          C. Services and Other Rights. Notwithstanding anything herein contained to the contrary, Sublessee hereby acknowledges and agrees that the only services or other rights that Sublessee is entitled to under this Sublease are those to which Sublessor is entitled under the Primary Lease, and Sublessee hereby agrees that Sublessee shall look solely to Landlord under the Primary Lease for all such services and other rights and that Sublessor shall not be responsible therefor,

          D.    Exculpation.  Sublessee hereby  acknowledges  and
     agrees that Sublessor shall not be responsible for any repairs to the Premises, nor shall Sublessor, nor any of Sublessor's partners, officers, directors, shareholders, agents, employees or representatives, be liable for any of the following: (i) any of the Landlord's obligations under the Primary Lease; (ii) any interruption in utilities or services to the Premises; (iii) any loss of or damage to any property of Sublessee or of Sublessee's employees, agents, customers, guests or invitees (whether by theft or otherwise); (iv) the failure of Landlord to perform any obligation of Landlord under the Primary Lease; or (v) any damage or disturbance caused by others. Neither Sublessor nor any of Sublessor's partners, officers, directors, shareholders, employees, agents or representatives has any personal liability under this Sublease, it being hereby agreed that the liability of Sublessor and Sublessor's partners, officers, directors, shareholders, agents, employees and representatives for any default by Sublessor under the terms of this Sublease shall be limited to Sublessee's actual direct, but not consequential, damages therefor and shall be recoverable solely from the equity interest of Sublessor in and to the Premises and in, to and under the Primary Lease.

          E. Default Under Primary Lease. No default of Landlord under the Primary Lease shall affect this Sublease or waive or defer the performance of any of Sublessee's obligations hereunder; provided, however, that in the event of any such default or failure by



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     Landlord,  Sublessor  agrees, upon  Sublessor's  receipt  of written notice thereof from Sublessee, and at Sublessee's expense, to make demand upon Landlord to perform Landlord's obligations under the Primary Lease in accordance with the terms of the Primary Lease (but without obligation of
     Sublessor to take any other action or incur any expense to enforce Landlord's obligations under the Primary Lease). Sublessee shall pay all costs and expenses, including
     reasonable   attorneys'  fees,  that  may  be  incurred   by
     Sublessor in enforcing the provisions of this Sublease or in enforcing Landlord's obligations under the Primary Lease if requested to do so by Sublessee,
          F. Insurance. Sublessee shall obtain and maintain in force and effect with respect to the Premises, throughout the entire term of this Sublease, any and all insurance required to be maintained by the "tenant" pursuant to the terms of the Primary Lease. It is agreed that any and all insurance required to be maintained by Sublessee pursuant to the terms of the Primary Lease (as incorporated herein and assumed by Sublessee hereunder) shall: (i) name Sublessor, each leasehold mortgagee holding a leasehold mortgage on this Sublease or the Premises or any part thereof, and Landlord as additional loss payees with respect to all property insurance; (ii) contain waivers of subrogation applicable to each of Sublessor, each aforesaid leasehold mortgagee and Landlord; (iii) include a standard mortgage clause in favor of each aforesaid leasehold mortgagee; (iv) shall name Sublessor, each aforesaid leasehold mortgagee and Landlord as additional insureds with respect to liability insurance; and (v) require at least thirty (30) days' advance written notice to Sublessor, Landlord and any
     applicable   mortgagee   prior  to   the   cancellation   or
     modification of any such insurance. All insurance policies required to be maintained by Sublessee hereunder are to be written by insurance companies reasonably satisfactory to Sublessor and Landlord. True, correct and complete copies of all such insurance policies (or certificates thereof in form
     and   content  reasonably  satisfactory  to  Sublessor   and
     Landlord),  evidencing  that  all  such  insurance  policies
     required   to  be  obtained  and  maintained  by   Sublessee
     hereunder have been obtained and paid for, shall be provided
     to   Sublessor,  Landlord  and  any  applicable   mortgagees
     concurrently  with  the  execution  of  this  Sublease   and
     thereafter at least thirty (30) days prior to the expiration date of any then-existing policies.

     8. Limitation of Liability. Notwithstanding any provision of the Primary Lease to the contrary, neither Landlord nor Sublessor, nor any of Sublessor's partners, officers, directors, shareholders, agents, employees or representatives, shall be liable to Sublessee, or any of Sublessee's agents, employees, servants, customers, guests or invitees, for any damage to persons or property due to the condition, design, or any defect in the Premises or its mechanical systems that may exist on the Sublease Commencement Date or that may subsequently occur. Sublessee, with respect to itself and its agents, employees, servants, customers, guests and invitees, hereby expressly assumes all risks of damage to persons and property, either proximate or remote, by reason of the present or future condition of the Premises.

     9. Assignment and Subletting. Except upon the prior written consent of Sublessor and Landlord, which consent shall not be unreasonably withheld in, the case of the Sublessor, Sublessee will not voluntarily or involuntarily transfer, convey, assign, mortgage or pledge this Sublease or any right or interest of Sublessee hereunder, nor sublet any part of the Premises, nor permit the use or occupancy of any portion of the Premises by anyone other than Sublessee.



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     10.  Parking. Provided that, and for so long as, no Event of
Default has occurred and is continuing under this Sublease, Sublessee shall have a nonexclusive right to use any parking rights granted to Sublessor under the Primary Lease during the Term of this Sublease at the charge, if any, payable therefor under the Primary Lease. Sublessee's use of such parking spaces shall be only upon and subject to the terms and conditions of the Primary Lease.

     11. Brokers. Sublessor and Sublessee agree and represent to one another that no finder or broker has been involved in the procurement, negotiation or execution of this Sublease. SUBLESSOR AND SUBLESSEE HEREBY AGREE TO DEFEND, INDEMNIFY AND HOLD EACH OTHER HARMLESS AGAINST ANY LOSS, CLAIM, EXPENSE OR LIABILITY WITH RESPECT TO ANY COMMISSIONS OR BROKERAGE FEES (EXCEPT AS OTHERWISE SET FORTH IN THE IMMEDIATELY PRECEDING SENTENCE) CLAIMED ON ACCOUNT OF THE EXECUTION AND/OR RENEWAL OF THIS SUBLEASE OR THE EXPANSION OF THE PREMISES DUE TO ANY ACTION OF THE INDEMNIFYING PARTY. THE OBLIGATIONS OF INDEMNITY SET FORTH IN THIS PARAGRAPH 11 SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS SUBLEASE.

     12.  INTENTIONALLY OMITTED

     13.  Default and Remedies.

          A.    Event  of Default. The occurrence of any  one  or
     more  of  the following events shall constitute an event  of
     default  ("Event  of  Default")  by  Sublessee  under   this
     Sublease;

               (i) the failure of Sublessee to pay any installment of Rent, Additional Rent or other charge or money obligation due under this Sublease, and such failure continues for a period of two (2) days after written notice thereof to Sublessee (provided that, if two such failures occur in any consecutive twelve (12) month period, Sublessee shall not be entitled thereafter to any such notice off, or such period to cure, any subsequent failure, and any such subsequent failure shall be and constitute an immediate Event of Default under this Sublease);

               (ii) the failure of Sublessee to perform, comply with or observe any agreement, covenant or obligation of Sublessee under this Sublease other than the payment of rent or other monetary amounts, and such failure continues for a period of ten (10) days after written notice thereof to Sublessee;

               (iii)       the   making  by  Sublessee   of   any
          assignment for the benefit of Sublessee's creditors;

               (iv) the levying on or against the property of Sublessee of a writ of execution or attachment that is not released or discharged within twenty (20) days;

               (v) the institution in a court of competent .jurisdiction of bankruptcy proceedings against Sublessee or any of Sublessee's shareholders, or for the appointment of a receiver of the property of Sublessee, provided that such proceedings are not dismissed, and any receiver, trustee, or liquidator appointed therein is not discharged, within thirty (30) days after the institution of said proceedings;



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               (vi)  the  doing  or  permitting  to  be  done  by
          Sublessee of any act which creates a mechanics' lien or claim against the Premises; or

               (vii)      the occurrence of any default or  Event
          of Default under the Primary Lease.

          B. Remedies. Upon the occurrence of an Event of Default, Sublessor, in addition to any and all other rights and remedies available to Sublessor at law or in equity and in addition to all other rights or remedies reserved herein, shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever and without releasing Sublessee from any obligation under this Sublease (except in the case of a termination of the Sublease):

               (i) Sublessor may enter the Premises without terminating this Sublease and may perform any covenant or agreement or cure any condition creating or giving rise to a default or Event of Default under this Sublease or under the Primary Lease, and Sublessee agrees to pay to Sublessor on demand, as Additional
          Rent, the amount expended by Sublessor in performing such covenants or agreements or satisfying or observing such condition. Sublessor, and Sublessor's agents, representatives and employees, shall have the right to enter the Premises in the exercise of such rights and such entry and such performance shall not terminate this Sublease or constitute an eviction of Sublessee; or

               (ii) At Sublessor's sole option, Sublessor may terminate this Sublease by written notice thereof to Sublessee or Sublessor may terminate Sublessee's right of possession to the Premises, without terminating this Sublease. In either such event, Sublessee shall surrender (in accordance with the terms and conditions of this Sublease) possession of and vacate the Premises immediately and shall deliver possession thereof to Sublessor, and Sublessee hereby grants to Sublessor, to the extent permitted by applicable law, full and free license to thereupon enter the Premises, in whole or in part, with or without process of law, to change any and all door locks without notice of from whom, the new key may be obtained, to deny Sublessee access to the Premises and to expel or remove Sublessee and any other person, firm or corporation who may be occupying the Premises or any part thereof and remove any and all property therefrom, using such lawful force as may be necessary. Upon either Sublessor's termination of this Sublease or termination of Sublessee's right of possession to the Premises without terminating this Sublease, as provided herein, Sublessor shall in either such event be entitled to recovery from Sublessee of all damages to which Sublessor may be entitled hereunder or at law by virtue thereof, including (without limitation) all costs and losses incurred by Sublessor as a result of the Event of Default by Sublessee hereunder and any expenses which Sublessor may incur in effecting compliance with Sublessee's obligations under this Sublease, all of which sums Sublessee agrees to reimburse to Sublessor on demand.

          C. No Termination or Waiver. Institution of a forcible detainer action to re-enter the Premises shall not be construed to be an election by Sublessor to terminate this Sublease. Sublessor may collect and receive any Rent due from Sublessee and the payment thereof shall not constitute a waiver of or affect any notice or demand given, suit instituted, or judgment obtained by Sublessor, or be held or deemed to waive or alter the rights or remedies which Sublessor may have at law or in equity or by virtue of this Sublease at the time of such payment.

          D. Remedies Non-exclusive. All rights and remedies of Sublessor enumerated in this Sublease shall be cumulative and shall not exclude any other right or remedy allowed by law- All such rights and remedies may be exercised and enforced concurrently, whenever and as often as necessary.

     14.  Miscellaneous Provisions.

          A. Governing Law and Forum. THIS SUBLEASE SHALL BE GOVERNED BY AND CONSTRUED UNDER AND IN ACCORDANCE WITH THE LAWS OF THE JURISDICTION IN WHICH THE PREMISES ARE LOCATED. BY EXECUTING THIS SUBLEASE, EACH PARTY HERETO EXPRESSLY (a) CONSENTS AND SUBMITS TO PERSONAL JURISDICTION CONSISTENT WITH THE PREVIOUS SENTENCE, (b) WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIM OR DEFENSE THAT SUCH VENUE IS NOT PROPER OR CONVENIENT AND (c) CONSENTS TO SERVICE OF PROCESS IN ANY MANNER AUTHORIZED BY APPLICABLE LAW. ANY FINAL JUDGMENT ENTERED IN AN ACTION BROUGHT HEREUNDER SHALL BE CONCLUSIVE AND BINDING UPON THE PARTIES HERETO.

          B. Parties Bound. This Sublease shall be binding on and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns. Notwithstanding anything to the contrary set forth herein, it is hereby agreed. that Sublessor has the right to assign, transfer, pledge or otherwise convey any interest of Sublessor in the Premises, the Primary Lease and/or this Sublease, and Sublessee agrees that in the event of any such transfer, Sublessor shall automatically be released from all liability under this Sublease accruing from and after the date of such transfer of interest by Sublessor, and Sublessee agrees to thereupon look solely to the transferee for the performance of Sublessor's obligations hereunder accruing from and after the date of such transfer of interest by Sublessor.

          C. Partial Invalid. In case any one or more of the provisions contained in this Sublease shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof and this Sublease shall be construed as if such invalid, illegal, or unenforceable provisions had never been included herein.

          D. Prior Agreements Superseded. This Sublease constitutes the sole and entire agreement of the parties with respect to the subject matter hereof and supersedes any prior understandings or written or oral agreement between the parties respecting such subject matter.

          E. Disclaimer of Warranty. SUBLESSEE HEREBY EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR SUBLESSEE'S INTENDED PURPOSE, AND SUBLESSEE'S OBLIGATION TO PAY RENT AND OTHER CHARGES HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE
     PERFORMANCE BY SUBLESSOR OF ANY OBLIGATIONS HEREUNDER. SUBLESSEE SHALL CONTINUE TO PAY THE RENT AND OTHER

     CHARGES  DUE  AND  PAYABLE  BY SUBLESSEE  HEREUNDER  WITHOUT
     ABATEMENT, SET OFF OR DEDUCTION, NOTWITHSTANDING ANY  BREACH
     OR  ALLEGED  BREACH  BY SUBLESSOR OF SUBLESSOR'S  DUTIES  OR
     OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

          F. Attorney's Fees. If any action at law or in equity, including an action for declaratory relief, is brought by other party hereto to enforce or interpret the provisions of this Sublease, the prevailing party in such action shall be entitled to recover from the non-prevailing party such prevailing party's reasonable attorney's fees and costs incurred, which fees and costs may be set by the court in the trial of such action or may be enforced in a separate action for that purpose, and which fees and costs shall be in addition to any other relief which may be awarded in such action.

          G. Counterpart. To facilitate execution of this Sublease, this Sublease may be executed in one or more counterparts as may be convenient or required, and alt, executed copy of this Sublease delivered by facsimile shall have the effect of an original, executed instrument. All counterparts of this Sublease shall collectively constitute a single instrument; but, in making proof of this Sublease, it shall not be necessary to produce or account for More than one such counterpart. It shall not be necessary for the signature of, or on behalf of, each party hereto, or that the signature of all persons required to bind any such party, appear on each counterpart of this Sublease. Each signature page to any counterpart of this Sublease may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart of this Sublease identical thereto except having attached to it additional signature pages.

          H. No Offer. The submission of this Sublease to Sublessee shall not be construed as an offer, nor shall Sublessee have any rights hereunder or to the Premises, unless and until Sublessor shall have executed a copy of this Sublease and delivered the same to Sublessee.

          I. Time of Essence. Time is of the essence in this Sublease.

          J. Survival of Sublessee Obligations. Sublessee's obligations under this Sublease (including, without limitation, each indemnity agreement and hold harmless agreement of Sublessee contained herein) shall survive the expiration or earlier termination of this Sublease.

          K. Only Sublessor/Sublessee Relationship. Nothing contained in this Sublease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venture or any association between Sublessor and Sublessee, it being expressly understood and agreed that nothing contained in this Sublease shall be deemed to create any relationship between Sublessor and Sublessee other than the relationship of sublessor and sublessee,

          L. Headings Miscellaneous. The captions and/or headings of the several articles, paragraphs and sections contained herein are for convenience only and do not define, limit or construe the contents of such articles, paragraphs or sections. Any reference herein to an article, paragraph or section shall mean and refer to an article, paragraph or section of this

     Sublease unless otherwise expressly specified herein. This Sublease may not be amended or modified by any act or conduct of the parties or by oral agreements unless reduced and agreed to in writing signed by both Sublessor and Sublessee. No waiver of any of the terms of this Sublease shall be binding upon Sublessor unless reduced to writing and signed by Sublessor. Neither Sublessor's failure to enforce or require strict performance of any provision of this Sublease, nor Sublessor's acceptance of Rent or other charges with knowledge of a breach, default or Event of Default hereunder, shall be a waiver of such breach, default or Event of Default or any future breach, default or Event of Default hereunder.

          M. Notices. Any notice under this Sublease must be in writing, and shall be given or served by (i) personal delivery via a recognized independent courier service (providing reasonable proof of such delivery), (ii) depositing the same in the United States mail, postage prepaid, certified mail, return receipt requested, in either such event addressed to the party to be notified at the address stated in this Sublease hereinbelow or such other address in the continental United States of which notice has been given to the other party in the manner provided herein, or (iii) via facsimile to the respective fax numbers of the parties hereto as set forth hereinbelow, with either electronic or telephonic verification of receipt, so long as the original of the facsimile notice is deposited in the United States mail within three (3) days thereafter. Notice by personal delivery or via courier shall be effective upon receipt, notice by mail shall be effective upon deposit in the United States mail in the manner described above and notice by facsimile shall be effective upon electronic or telephonic verification of receipt.

          N. Interpretation. When used herein, the singular includes the plural and the plural the singular, and words importing any gender include the other gender. The terms and conditions of this Sublease represent the result of negotiations between Sublessor and Sublessee, each of which were represented and/or had the opportunity to be represented by independent counsel and neither of which has acted under compulsion or duress; consequently, the normal rule of construction that any ambiguity be resolved against the drafting party shall not apply to the interpretation of this Sublease or of any exhibits, addenda or amendments hereto.

          0. Exhibits. All exhibits attached to this Sublease are deemed to be incorporated in this Sublease as if fully set forth hereinabove.

          P. Holidays. In the event that the date upon which any of the duties or obligations hereunder to be performed shall occur upon a Saturday, Sunday or legal holiday, then, in such event, and provided that performance of such obligation is not earlier required under the Primary Lease, the due date for performance of any duty or obligation shall thereupon be automatically extended to the next succeeding business day.

          Q. Authority. The individual executing this Sublease on behalf of Sublessee represents and warrants to Sublessor that Sublessee has 'full right and authority to enter into this Sublease and performance obligations hereunder.

          R. Entry by Sublessor. Sublessor and its representatives shall have the right, at all reasonable times, to enter upon the Premises for the ,purpose of examining and inspecting the same; provided, however, this section shall not be construed as imposing any obligation upon Sublessor to inspect the Premises.

          S. Waiver of Jury Trial. IT IS AGREED BY AND BETWEEN SUBLESSOR AND SUBLESSEE THAT THE RESPECTIVE PARTIES HERETO SHALL AND THEY HEREBY DO, TO THE EXTENT PERMITTED BY
     APPLICABLE LAW, WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF TIIE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS SUBLEASE, THE RELATIONSHIP OF SUBLESSOR AND SUBLESSEE, OR SUBLESSEE'S USE OR OCCUPANCY OF THE PREMISES. SUBLESSEE FURTHER AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, SUBLESSEE SHALL NOT IMPOSE ANY COUNTERCLAIM IN A SUMMARY PROCEEDING OR IN ANY ACTION BASED ON NONPAYMENT OF RENT OR ANY OTHER PAYMENT REQUIRED BY SUBLESSEE HEREUNDER.

          T. Defined Terms. Unless otherwise specifically defined in this Sublease, capitalized terms utilized in this Sublease shall have the meaning ascribed to such terms in the Primary Lease,

          U. Sublessor's Cortractual Security Interest and Lien. Sublessor shall have a lien upon, and Sublessee hereby grants to Sublessor a security interest in, all personal property, furniture and equipment of Sublessee located in the Premises as security for the payment of all Rent and the performance of all other obligations of Sublessee required by this Sublease. At any time after an Event of Default by Sublessee occurs hereunder, Sublessor may seize and take possession of any and all such personal property and equipment in accordance with applicable law, and Sublessor shall have the right, after twenty (20) days' written notice to Sublessee, to sell such personal property and equipment so seized at public or private sale and upon such terms and conditions as to Sublessor may appear advantageous. After the payment off all charges incident to such sale, the proceeds of such sale shall be applied to the payment of any and all amounts due to Sublessor pursuant to this Sublease. In the event there shall be any surplus remaining after the payment of all amounts due to Sublessor, such surplus shall be held by Sublessor and applied in payment of .future Rent as it becomes due and any surplus remaining after payment of all such Rent shall be paid over to Sublessee. In its exercise of rights pursuant to this paragraph, Sublessor shall have all of the rights and remedies of a secured party under the Uniform Commercial Code or other equivalent and applicable laws of the jurisdiction in which the Premises are located which relate to the grant and perfection off security interests of the nature granted pursuant to this paragraph, and, upon request by Sublessor, Sublessee shall execute and deliver to Sublessor a financing statement or equivalent or similar applicable instrument in form sufficient under applicable law to perfect the security interest of Sublessor in the aforementioned personal property, furniture and equipment and all proceeds thereof. A photographic reproduction of this Sublease shall be sufficient as a financing statement, but shall be fled as such only in the event Sublessee fails to execute and deliver a financing statement requested by Sublessor hereunder within five (5) business days of such request.

          V. Landlord's Consent. Sublessor and Sublessee each hereby agree that, pursuant to the Primary Lease, Landlord must consent to this Sublease and the terms of this Sublease. Accordingly, as a condition precedent to the effectiveness of this Sublease, Landlord must execute and deliver to Sublessor within thirty (30) days after the Effective Date of this Lease a Landlord's Consent to Sublease in form and substance substantially similar to that set forth on Exhibit "B" attached hereto and made a part hereof for all purposes. In the event Sublessor fails to obtain the Landlord's Consent to Sublease within such thirty (30) day period, this Sublease shall terminate and shall be of no further force or effect, in which event neither party shall have any further rights or obligations hereunder, except as is otherwise provided hereunder (including, for example, but without limitation, the survival, notwithstanding such termination, of any indemnity obligations which by the express terms of this Sublease survive the expiration or termination hereof).]


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                               13



IN  WITNESS WHEREOF, the parties hereto have caused this Sublease
to    be   executed   by   their   respective   duly   authorized
representatives, effective as of the date first hereinabove written.


                    SUBLESSOR: TBA ENTERTAINMENT GROUP PHOENIX, INC. an Arizona corporation
                    By:  /s/
                    Name: Don Peterik
                    Title:  Vice President, Corporate Administration
                    Address:     1100 Jorie Blvd., Suite 300
                                 Oak Brook, IL 60623
                                 Phone No.: (630) 990-2500
                                 Fax No.: (630) 990-7738


                    SUBLESSEE:
                    iWIZARD HOLDING
                    a Nevada corporation
                    By: /s/
                    Name:
                    Title:
                    Address:  8043 E. Mercer
                          Scottsdale, Arizona 85260
                          Phone No.: (602) 434-5500
                          Fax No.:______________________




List of Exhibits

Exhibit "A" =  Copy of Primary Lease
Exhibit "B" =  Landlord's Consent to Sublease









                               14



                           EXHIBIT "A"

                          PRIMARY LEASE


 (A redacted copy of the Primary Lease follows this cover page)





































                               15



                           EXHIBIT "B"

                 LANDLORD'S CONSENT TO SUBLEASE

     WHEREAS, pursuant to that Office Lease agreement (the "Primary Lease") dated July 30, 2001, TBA Entertainment Group Phoenix, Inc. ("Sublessor"), did lease from The Clayton Companies ("Landlord") those premises described therein (the "Premises");

     WHEREAS,  Sublessor desires to sublease to iWizard  Holding,
Inc.,   the  Premises  as  provided  in  the  foregoing  Sublease
Agreement;

     WHEREAS, the Primary Lease requires that Sublessor receive the prior written consent of Landlord to any subletting of the Premises or any part thereof;

     WHEREAS,  Landlord  has  received a copy  of  the  foregoing
Sublease Agreement;

     NOW THEREFORE, in consideration of the premises contained herein, the undersigned hereby consents to the sublease of a portion of the Premises in accordance with the foregoing Sublease Agreement and to the grant and assignment by Sublessor to Sublessee of certain rights and benefits in and under the Primary Lease as set forth in such Sublease Agreement, and Landlord hereby acknowledges and agrees that such subletting, grants and assignments pursuant to the terms and provisions of the foregoing Sublease Agreement do not and shall not be deemed to constitute a default, event of default or breach under the Primary Lease; provided, however, (i) all other terms of the Primary Lease and all obligations of Sublessor under the Primary Lease shall remain in full force and effect and shall not be modified hereby or by the Sublease Agreement, (ii) Sublessee's use and occupancy of the Premises shall, except as otherwise provided in this consent, be subject to all terms and conditions of the Primary Lease, (iii) any violation by Sublessee of the terms and conditions of the Primary Lease shall constitute a default thereunder, for which Sublessor shall be fully liable, (iv) the undersigned shall have no responsibility or obligation for performance by Sublessor of its obligations under the Sublease and (v) nothing herein shall be deemed to be a consent to any future or additional sublease of the Premises and nothing herein shall be deemed to modify any terms of the Primary Lease. In conjunction with Landlord's consent hereby to the aforesaid Sublease Agreement, Landlord hereby waives and releases any right to recapture of the Premises or termination of the Lease by virtue of such Sublease Agreement, including as provided under Article 16 of the Primary Lease.

EXECUTED THIS _____ day of March, 2002

                    THE CLAYTON COMPANIES
                    By: /s/
                    Print Name: Tom Frenke
                    Title:  Owner





                               16



                     OFFICE LEASE AGREEMENT

     This Office Lease Agreement (referred to as the "Lease" or
"Agreement") is entered into by Landlord and Tenant as of the Lease Date defiued below.

            BASIC LEASE INFORMATION AND DEFINED TERMS

     Landlord and Tenant agree that the following terms, when used in this Lease with initial capital letters, will be given
the meanings established below.    Additional defined terms are
located in the General Terms and Conditions of this Lease.

Lease Date:              July _____, 2001.  The Lease Date will
                         be used for reference purposes only.
                         The. "Execution Date" means the later of the dates of execution of this Lease by Landlord or Tenant, as evidenced below the signature blocks at the end of this Lease.

Landlord:                The Clayton Companies

Landlord's Address:      The Clayton Companies
                         4332 North Wells Fargo, # 200
                         Scottsdale, AZ 85251
                         Attention:  Mr. Torn Frenkel
                         Telephone: (480) 941-2260
                         Facsimile: (480) 423-0689

Tenant:                  TBA Entertainment Group Phoenix, Inc.,
                         an Arizona corporation, and
                         TBA Entertainment Corporation, a
Delaware corporation

Tenant's Address:        16501 Ventura Blvd.
                         Encino, CA 91436
                         Attention: Controller
                         Telephone: (818) 728-2600
                         Facsimile: (818) 764-6107

                         With a simultaneous copy to:

                         TBA Corporate Communications & Entertainment
                         Attention: Don Peterik
                         1100 Jorle Blvd., Ste. 300
                         Oak Brook, IL 60523-2219
                         Telephone: (630) 990-250
                         Facsimile: (630) 990-7738

Project                  The office project known as the "McNight
Building"
                         located at 4021 N. 75" Std Scottsdale,
Arizona 85251.




Building                  The  current ono-story office  building
                          designated as the McNight Building.

Building Address:         4021 N. 75th Street
                          Scottsdale, Arizona 85251

Leased Premises:          The portion of the Building designated
                          on Exhibit "A" to this Lease,
                          comprising space/suite 102 in the
                          Building.

Rentable Area of the
Leased Premises:          3,673 square feet, including a load
factor of 5.7 %.

Building Rentable Area:  10,168 square feet.

Project Rentable Area:   10,168 square feet.

Commencement Date:  Subject to Section 2.04 below, the  later  of
(i) the issuance of a Certificate of Occupancy; or (ii) September
30, 2001.

Term:     The Initial Term and any applicable Extension Term.

Initial Term:             Sixty  (60) months calculated from  the
                          first   day   of  the  calendar   month
                          immediately  following  the  month   in
                          which  the  Conunencement  Date  occurs
                          (or  calculated  from the  Commencement
                          Date  if  that date occur on the  first
                          of the month).

Extension Term:           One (1) additional five-year term (the
"Extension Term").

Security  Deposit:    $0.  The Security Deposit  requirement  has
been waived.

Minimum Monthly Rent:     One   twelfth  (1/12)  of  the   amount
                          obtained  by multiplying the applicable
                          annual  base rent per square  foot  for
                          the  Leased Premises by the  number  of
                          square  feet  in the Rentable  Area  of
                          the  Leased Premises, as set forth more
                          specifically below:

                          $7,346.00 per mouth for Lease Year  One
                          ($24.00 x 3,673 square feet x 1/12)

                          $7,494.04 per month for Lease Year  Two
                          ($24.50 x 3,673 square feet x 1/12) .

                          $7,652.08  per  month  for  Lease  Year
                          Three  ($25.00  x 3,673 square  feet  x
                          1/12)

                          $7,805.12 per month for Leme Year  Four
                          ($25.50 x 3.673 square feet x 1/12)
                          $7,958.00 per mouth for Lease Year
                          Five ($26.00 x 3,673 square feet x
                          1/12)


Base Year:                The first full 12 months of the first

lease year of the Term. Tenant's Proportionate

Share of Project Expenses:     36.1% (determined by dividing the
                          Rentable Area of the Leased Premises by
                          the Project Rentable Area and
                          multiplying the resulting quotient to
                          the second decimal place by one
                          hundred).  This percentage will be
                          modified if there is any increase or
                          decrease in the size of the Project
                          after the Lease Date.

Permitted  Uses:     The Leased Premises will be used solely  for
office use. Scheduled Plan

Delivery Date: Tenant must provide written approval of and sign-off on the Approved Plans within fifteen (15) days after Tenant executes this Lease.

Scheduled Completion
Date:                     September 30, 2001.

Parking Charge:     None.

Tenant Improvement Allowance: Not applicable.